(File Nos. 33-8120 and 811-4808)

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
        [ ]  Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
        [X]  Definitive Proxy Statement
        [ ]  Definitive Additional Materials
        [ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                     THE RODNEY SQUARE STRATEGIC EQUITY FUND
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        [X]    No fee required
        [ ]    Fee computed on table below per  Exchange Act Rules  14a-6(i)(1)
               and 0-11

               1)  Title  of each  class  of  securities  to  which  transaction applies:
                   -----------------------------
               2)  Aggregate number of securities to which transaction applies:
                   -----------------------------
               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                   -----------------------------
               4)  Proposed maximum aggregate value of transaction:
                   -----------------------------
               5) Total fee paid:
                  ------------------------------

        [ ]    Fee paid previously with preliminary materials.
        [ ]    Check  box if any  part  of the  fee is  offset  as  provided  by
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)     Amount Previously Paid:
                      -----------------------
               2)     Form, Schedule or Registration Statement No.:
                      -----------------------
               3)     Filing Party:
                      -----------------------
               4)     Date Filed:
                      -----------------------

                     THE RODNEY SQUARE STRATEGIC EQUITY FUND

                         INTERNATIONAL EQUITY PORTFOLIO

                               RODNEY SQUARE NORTH
                            1100 NORTH MARKET STREET
                            WILMINGTON, DE 19890-0001
                         -------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 21, 1998

To the Shareholders:

        A Special Meeting of Shareholders (the "Meeting") of the International Equity Portfolio (the "Portfolio") of The Rodney Square Strategic Equity Fund (the "Fund") will be held at the offices of Wilmington Trust Company, 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001, on December 21, 1998, at 10 a.m. eastern time,

        1. To approve or disapprove a new sub-advisory agreement with Scudder Kemper Investments, Inc., one of the sub-advisers to the Portfolio; and

        2. To transact any other business as may properly come before the Meeting or any adjournment thereof.

        You are entitled to vote at the Meeting and any adjournments thereof if you owned shares of beneficial interest in the Portfolio at the close of business on November 16, 1998. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend, please complete, date, sign, and mail the enclosed proxy card in the enclosed postage prepaid envelope.

                                            By Order of the Board of Trustees,

                                            /s/ Carl M. Rizzo

                                            Carl M. Rizzo, Secretary
November 30, 1998

--------------------------------------------------------------------------------

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID RETURN ENVELOPE ENCLOSED, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY CARD AND RETURN IT. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
--------------------------------------------------------------------------------

                     THE RODNEY SQUARE STRATEGIC EQUITY FUND

                         INTERNATIONAL EQUITY PORTFOLIO

                               RODNEY SQUARE NORTH
                            1100 NORTH MARKET STREET
                            WILMINGTON, DE 19890-0001
                               -------------------
                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 21, 1998
                               -------------------


        This Proxy Statement is furnished to shareholders of the International Equity Portfolio (the "Portfolio") in connection with the solicitation of proxies by the Board of Trustees of The Rodney Square Strategic Equity Fund (the "Fund") for use at a Special Meeting of Shareholders of the Portfolio (the "Meeting") to be held on December 21, 1998 at 10 a.m. eastern time at the offices of Wilmington Trust Company ("WTC"), 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001 and at any adjournment thereof. Copies of this Proxy Statement and the accompanying materials were first sent to shareholders on or about November 30, 1998.


        The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies will vote your shares in accordance with the recommendation of your Board of Trustees as to the approval of a new sub-advisory agreement for the Portfolio, and at the discretion of the proxies on any other matter that may properly come before the Meeting. Any person giving a proxy may revoke it at any time prior to its use by giving written notice of such revocation to the Fund prior to the Meeting, by delivering a subsequently dated proxy to the Fund prior to the Meeting, or by attending and voting at the Meeting in person. Proxies will be solicited principally by mail, but officers of the Fund or agents appointed by the Fund may also solicit proxies by other means.


        The Board of Trustees has fixed the close of business on November 16, 1998 as the record date ("Record Date") for the determination of the shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. As of that date, there were approximately 7,435,057 outstanding shares of the Portfolio. Each shareholder is entitled to one vote for each share held on the Record Date. As of November 16, 1998, no shareholder other than WTC owned of record or beneficially more than 5% of the outstanding shares of the Portfolio. As of that date, WTC owned of record 100% of the shares of the Portfolio, of which it owned beneficially with power to vote, on behalf of its customer accounts, 97% of the shares of the Portfolio.

        The presence at the Meeting, in person or by proxy, of the holders of at least a majority of the Portfolio's outstanding shares as of the Record Date is required to constitute a quorum for the purpose of transacting business at the Meeting. In the event that a quorum is not represented at the Meeting or at any adjournment thereof, or, even if a quorum is so represented, in the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting and further solicitation of proxies may be made without the necessity of further notice. The persons named as proxies will vote in favor of any such adjournment if such proxies instruct them to vote in favor of any of the proposals to be considered at the adjourned meeting, and will vote against any such adjournment if such proxies instruct them to vote against or to abstain from voting on all of the proposals to be considered at the adjournment meetings. A shareholder vote may be taken on one or more of the proposals prior to an adjournment if sufficient votes have been received and it is otherwise appropriate.


        Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal or for or against any adjournment to permit further
solicitation  of  proxies.   Accordingly,   abstentions  and  broker   non-votes
effectively will be a vote against such adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other person entitled to vote and the broker does not have discretionary voting authority.


        A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS WILL BE AVAILABLE TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON WRITTEN REQUEST TO: PFPC INC., 400 BELLEVUE PARKWAY, WILMINGTON, DE 19809 OR BY PHONE, TOLL-FREE AT 800-336-9970.



        PROPOSAL 1. TO APPROVE A NEW SUB-ADVISORY AGREEMENT FOR THE INTERNATIONAL EQUITY PORTFOLIO

INTRODUCTION

        Scudder Kemper Investments, Inc. ("Scudder Kemper") acts as a sub-adviser to the Portfolio pursuant to a sub-advisory agreement (the
"Sub-Advisory Agreement") entered into by the Fund, WTC, as the Fund's investment adviser, and Scudder Kemper. The Sub-Advisory Agreement in effect prior to the consummation of the transaction between Zurich Insurance Company ("Zurich") and B.A.T. Industries p.l.c. ("B.A.T.") (the "Transaction"), which is described below, is referred to in this Proxy Statement as the "Former Sub-Advisory Agreement." The Former Sub-Advisory Agreement was approved by WTC as the initial shareholder of the Portfolio on June 26, 1998. The Sub-Advisory

Agreement currently in effect, which is also described below, was executed as of September 7, 1998, the date of the consummation of the Transaction, and is referred to in this Proxy Statement as the "New Sub-Advisory Agreement."

        The information set forth in this Proxy Statement concerning the Transaction, Scudder Kemper, Zurich, B.A.T. and their respective affiliates has been provided to the Fund by Scudder Kemper based upon information that Scudder Kemper received from Zurich and its affiliates.

        THE TRANSACTION. On December 22, 1997, Zurich and B.A.T. entered into a definitive agreement pursuant to which businesses of Zurich (including Zurich's almost 70% ownership interest in Scudder Kemper) were to be combined with the financial services businesses of B.A.T. in a new company. In order to effect this combination, Zurich and B.A.T. first reorganized their respective operations. Zurich became a subsidiary of a new Swiss holding company, Zurich Allied AG, and Zurich shareholders became shareholders of Zurich Allied AG. At the same time, B.A.T. separated its financial services business from its tobacco-related businesses by spinning off to its shareholders a new British company, Allied Zurich p.l.c., which held B.A.T.'s financial services businesses.

        Zurich Allied AG then contributed its interest in Zurich, and Allied Zurich p.l.c. contributed the B.A.T. financial services businesses, to a jointly owned company, Zurich Financial Services, in each case in exchange for shares of Zurich Financial Services. These transactions were completed on September 7, 1998. As a result, upon the completion of the Transaction, the former Zurich shareholders became the owners (through Zurich Allied AG) of 57% of the voting stock of Zurich Financial Services, and the former B.A.T. shareholders became the owners (through Allied Zurich p.l.c.) of 43% of the voting stock of Zurich Financial Services. Zurich Financial Services now owns Zurich and the financial services businesses previously owned by B.A.T.

        As a result of the Transaction, the former shareholders of B.A.T. now indirectly own a 43% interest in Zurich through Allied Zurich p.l.c. Because of Zurich's ownership interest in Scudder Kemper, this change in ownership of Zurich may be deemed to have caused a "change in control" of Scudder Kemper, even though Scudder Kemper's operations will not change as a result. This change in control of Scudder Kemper may be deemed to have effected an "assignment," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the Former Sub-Advisory Agreement. As required by the 1940 Act, the Former Sub-Advisory Agreement provided for its automatic termination in the event of its assignment. Accordingly, a new Sub-Advisory Agreement between the Fund, WTC and Scudder Kemper was approved by the Board of Trustees ("Board") of the Fund and is now being proposed for approval by the Portfolio's shareholders.

        Scudder Kemper has received an exemptive order from the Securities and Exchange Commission ("SEC") permitting the Fund to obtain the approval of the New Sub-Advisory Agreement by the Portfolio's shareholders within 150 days after the consummation of the Transaction (and, consequently, within 150 days after the termination of the Former Sub-Advisory Agreement), instead of before the consummation of the Transaction. Pursuant to the exemptive order, Scudder Kemper's sub-advisory fees are being held in escrow until the earlier of shareholder approval of the Portfolio's New Sub-Advisory Agreement or the expiration of the 150 day period. A copy of the New Sub-Advisory Agreement is attached hereto as Exhibit A. The material terms of the Sub-Advisory Agreement are described below.

        DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENT. The New Sub-Advisory Agreement is identical to the Former Sub-Advisory Agreement, except for the dates of execution and termination, and the portfolio managers for the Portfolio will not change. Under the New Sub-Advisory Agreement, Scudder Kemper agrees:
(1) to provide portfolio management services for the Portfolio assets assigned to it, subject to and in accordance with the Portfolio's investment objective, policies and limitations; (2) to purchase and sell securities and other investments of the Portfolio; (3) and to maintain certain records on behalf of the Fund.

        The New Sub-Advisory Agreement permits Scudder Kemper to purchase and sell portfolio securities to and from dealers who provide Scudder Kemper or the Fund with research services. In placing such portfolio transactions, Scudder Kemper may pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of the receipt of research, market or statistical information. In addition, with the consent of WTC, Scudder Kemper may execute portfolio transactions with a broker or dealer that is an affiliated person of the Fund, including WTC or any Sub-Adviser for any Portfolio of the Fund (including Scudder Kemper). No portfolio transactions have been executed through an affiliated broker since the Portfolio commenced operations.

        Under the New Sub-Advisory Agreement, Scudder Kemper will provide these services for a monthly fee at an annual rate of .50% of the portion of the Portfolio's average daily net assets assigned to Scudder Kemper, which is the same as the fee specified in the Former Sub-Advisory Agreement. The fees paid to Scudder Kemper under the Former Sub-Advisory Agreement for the period from June 29, 1998 (date of inception) to September 7, 1998 totaled $28,362.31. For a list of funds with investment objectives similar to that of the Portfolio for which Scudder Kemper acts as investment adviser and the fees paid by such funds to Scudder Kemper, see Exhibit B.

        The New Sub-Advisory Agreement further provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of Scudder Kemper, Scudder Kemper shall not be subject to liability for any act or omission in the course of, or connected with, rendering services thereunder. The Former Sub-Advisory Agreement contains an identical provision.

        The New Sub-Advisory Agreement may be terminated without penalty upon 60 days' written notice by any party to the Agreement. The Fund may terminate the New Sub-Advisory Agreement either by the vote of a majority of the outstanding voting securities of the Portfolio, or by a vote of the Board. As stated above, the New Sub-Advisory Agreement automatically terminates in the event of its assignment.

        SCUDDER KEMPER. Scudder Kemper is one of the largest and most experienced investment counsel firms in the United States. It was formed in 1997 from the combination of the businesses of Scudder Stevens & Clark, Inc. ("Scudder"), which was established in 1919, and Zurich Kemper Investments, Inc. ("Kemper"). Scudder launched its first fund in 1928, and Kemper launched its first fund in 1948. Since December 31, 1997, Scudder Kemper has served as investment adviser to both Scudder and Kemper funds. As of August 31, 1998, Scudder Kemper had more than $241.1 billion in assets under management. The principal source of Scudder Kemper's income is professional fees received from providing continuing investment advice. Scudder Kemper provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

        Scudder Kemper is a Delaware corporation. Rolf Huppi(1) is the Chairman of the Board and Director, Edmond D. Villani(2) is the President, Chief Executive Officer and Director, Stephen R. Beckwith(2) is the Treasurer and Chief Financial Officer, Kathryn L. Quirk(2) is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong(2) is a Corporate Vice President and Director, Cornelia M. Small(2) is a Corporate Vice President and Director, Laurence Cheng(1) is a Director, Gunther Gose is a Director, and William H. Bolinder(3) is a Director. The principal occupation of each of Edmond
D. Villani, Stephen R. Beckwith, Kathryn L. Quirk, Lynn S. Birdsong and Cornelia
M. Small is serving as a Managing Director of Scudder Kemper; the principal occupation of Rolf Huppi is serving as an officer of Zurich; the principal occupation of Laurence Cheng is serving as a senior partner of Capital Z Partners, an investment fund; the principal occupation of Gunther Gose is serving as Chief Financial Officer of Zurich Financial Services; the principal occupation of William H. Bolinder is serving as a member of the Group Executive Board of Zurich Financial Services.

        The outstanding voting securities of Scudder Kemper are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 20.86% by Stephen
R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani, in their capacity as representatives (the "Management Representatives") of Scudder Kemper's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement among Scudder Kemper, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Plan Trust"); and 9.66% by the Plan Trust. There are no outstanding non-voting securities of Scudder Kemper.

        BOARD'S RECOMMENDATION. The New Sub-Advisory Agreement was presented to the Board at its meeting on August 17, 1998. Scudder Kemper furnished the Board with information regarding the Transaction, including information regarding the structure of the Transaction, the resulting ownership and governance arrangements of Zurich and the investment management business of B.A.T. expected to be acquired by Scudder Kemper following completion of the Transaction. In approving the New Sub-Advisory Agreement, the Board analyzed the factors they deemed relevant, including the nature, quality and extent of the services furnished by Scudder Kemper to the Portfolio; the increased complexity of the international securities markets; the investment record of Scudder Kemper;

----------------------------------
1 Mythenquai 2, Zurich, Switzerland.

2 345 Park Avenue, New York, New York.

3 1400 American Lane, Schaumburg, Illinois.

comparative data as to investment performance, advisory fees and expense ratios; possible benefits to Scudder Kemper from serving as sub-adviser to the Portfolio; current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies that are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; and the financial resources of Scudder Kemper and the continuance of appropriate incentives to assure that Scudder Kemper will continue to furnish high quality services to the Portfolio. The Board also considered that the terms of the New Sub-Advisory Agreement were the same as those of the Former Sub-Advisory Agreement, the fees for investment advisory services under the New Sub-Advisory Agreement would be the same as those under the Former Sub-Advisory Agreement and the portfolio managers for the Portfolio would not change. After full consideration of these and other factors, the Board, including a majority of the Trustees who are not "interested persons" (as defined under the 1940 Act) (the "Independent Trustees") approved the New Sub-Advisory Agreement and recommended that it be submitted to shareholders for approval.

        The Board was advised that Zurich intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transaction, the Board was in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transaction. Zurich or its affiliates will pay the costs of preparing and distributing proxy materials to, and of holding the meeting of the Portfolio's shareholders, as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to the Fund and the Independent Trustees.

        REQUIRED VOTE. Approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting or represented by Proxy if more than 50% of the outstanding shares of the Portfolio are so present or represented or (2) more than 50% of the outstanding shares of the Portfolio.

        THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR"
        PROPOSAL 1.

                                 OTHER BUSINESS

        The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matter in accordance with the judgment of the persons therein designated.

                             ADDITIONAL INFORMATION

        The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Zurich or its affiliates. Broker-dealer firms holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposals before the Meeting. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists.

        FUND MANAGEMENT. The Fund's investment adviser is Wilmington Trust Company and the Fund's distributor is Rodney Square Distributors, Inc., both of which are located at 1100 North Market Street, Wilmington, DE 19890-0001. PFPC Inc., which is located at 400 Bellevue Parkway, Wilmington, DE 19809, is the Fund's administrator.

                              SHAREHOLDER PROPOSALS

        The Fund does not hold annual shareholder meetings. Accordingly, no anticipated date of the next shareholder meeting can be provided at this time. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting or to propose persons to be considered by the Fund's Nominating Committee as nominees for Trustees should send their written request or proposal to the Secretary of the Fund.

        All shareholders are urged to mark, date, sign and return the Proxy Card in the enclosed envelope, which requires no postage if mailed in the United States.

                            By Order of the Trustees,

                            /s/ Carl M. Rizzo

                            Carl M. Rizzo
                            Secretary

Dated: November 30, 1998

                                    EXHIBITS



NUMBER                            DESCRIPTION


A.                      Proposed Sub-Advisory Agreement

B. Other Funds Advised by Scudder Kemper with Similar Investment Objectives and Policies

                                                                       EXHIBIT A

                     THE RODNEY SQUARE STRATEGIC EQUITY FUND

                           NEW SUB-ADVISORY AGREEMENT

        THIS SUB-ADVISORY AGREEMENT is made as of the 7th day of September, 1998, among The Rodney Square Strategic Equity Fund, a Massachusetts business trust (the "Fund"), Wilmington Trust Company (the "Adviser"), a corporation organized under the laws of the State of Delaware and Scudder Kemper Investments, Inc., a corporation organized under the laws of the State of Delaware (the "Sub-Adviser").

        WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and offers for public sale distinct series of shares of beneficial interest; and

        WHEREAS, The International Equity Portfolio (the "Portfolio") is a series of the Fund; and

        WHEREAS, the Adviser acts as the investment adviser for the Portfolio pursuant to the terms of an Investment Advisory Agreement between the Fund and the Adviser under which the Adviser is responsible for the coordination of investment of the Portfolio's assets in portfolio securities; and

        WHEREAS, the Adviser is authorized under the Investment Advisory Agreement to delegate its investment responsibilities to one or more persons or companies;

        NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the Fund, the Adviser and the Sub-Adviser agree as follows:

1. APPOINTMENT OF SUB-ADVISER. The Fund hereby appoints and employs the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Portfolio which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Portfolio Account"). The Adviser may, from time to time, make additions to and withdrawals, including cash and cash equivalents, from the Portfolio Account.

2. ACCEPTANCE OF APPOINTMENT. The Sub-Adviser accepts its appointment as a discretionary portfolio manager and agrees to use its professional judgment to make investment decisions for the Portfolio with respect to the investments of the Portfolio Account and to implement such decisions on a timely basis in accordance with the provisions of this Agreement.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following and


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        will promptly provide the Sub-Adviser with copies properly  certified or authenticated of any amendment or supplement thereto:

        (a)   The Portfolio's Investment Advisory Agreement;

        (b) The Fund's most recent effective registration statement and financial statements as filed with the Securities and Exchange Commission;

        (c)   The Fund's Declaration of Trust and By-Laws; and

        (d) Any policies, procedures or instructions adopted or approved by the Fund's Board of Trustees relating to obligations and services provided by the Sub-Adviser.

4. PORTFOLIO MANAGEMENT SERVICES OF THE SUB-ADVISER. The Sub-Adviser is hereby employed and authorized to select portfolio securities for investment by the Portfolio, to purchase and to sell securities for the Portfolio Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Sections 6 and 7 hereof and Schedule A hereto (as amended from time to time). In providing portfolio management services to the Portfolio Account, the Sub-Adviser shall be subject to and shall conform to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the supervision and control of the Board of Trustees of the Fund, such specific instructions as the Board of Trustees may adopt and communicate to the Sub-Adviser, the investment objective, policies and restrictions of the Fund applicable to the Portfolio furnished pursuant to Section 5 of this Agreement, the provisions of Schedule A and Schedule B hereto and other instructions communicated to the Sub-Adviser by the Adviser. The Sub-Adviser is not authorized by the Fund to take any action, including the purchase or sale of securities for the Portfolio Account, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Sub-Adviser shall maintain on behalf of the Fund the records listed in Schedule B hereto (as amended from time to time). At the Fund's reasonable request, the Sub-Adviser will consult with the Fund or with the Adviser with respect to any decision made by it with respect to the investments of the Portfolio Account.

5. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS. The Fund will provide the Sub-Adviser with the statement of investment objective, policies and restrictions applicable to the Portfolio as contained in the Portfolio's Prospectus and Statement of Additional Information, all amendments or supplements to the Prospectus and Statement of Additional Information, and any instructions adopted by the Board of Trustees supplemental thereto. The Fund agrees, on an ongoing basis, to notify the Sub-Adviser in writing of each change in the fundamental and non-fundamental investment policies of the Portfolio and will provide the Sub-Adviser with such further information concerning the investment objective, policies, restrictions and such other information applicable thereto as the Sub-Adviser may from time to time reasonably request for performance of its obligations under this Agreement. The Fund retains the right, on written notice to the Sub-Adviser from the Fund or the Adviser, to modify any such objective, policies or restrictions in any manner at any time.

6. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by the custodian designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Portfolio Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Fund and to the administrator designated by the Fund or any other designated agent of the Fund, all investment orders for the Portfolio Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule B hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

7. ALLOCATION OF BROKERAGE. The Sub-Adviser shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 7(c) hereof) to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed, subject to the following and subject to conformance with the policies and procedures disclosed in the Fund's Prospectus and Statement of Additional Information and the policies and procedures adopted by the Fund's Board of Trustees.

        (a) In executing portfolio transactions, the Sub-Adviser will give primary consideration to securing the best price and execution. Consistent with this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Sub-Adviser may be a party. It is understood that neither the Fund, the Adviser nor the Sub-Adviser has adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Portfolio with such certain brokers, subject to review by the Fund's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients. The Sub-Adviser is also authorized to place orders with certain brokers for services deemed by the Adviser to be beneficial for the Fund; and the Sub-Adviser shall follow the directions of the Adviser or the Fund in this regard.

        (b) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the best price and execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund in respect of the Portfolio and to such other clients.

        (c) The Sub-Adviser agrees that it will not execute without the prior written approval of the Adviser any portfolio transactions for the Portfolio Account with a broker or dealer which is (i) an affiliated person of the Fund, including the Adviser or any Sub-Adviser for any Portfolio of the Fund; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a list of such brokers and dealers.

        (d) The Adviser shall render regular reports to the Fund of the total brokerage business placed and the manner in which the allocation has been accomplished.

8. PROXIES. The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Portfolio Account may be invested from time to time. At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its recommendations as to the voting of such proxies.

9. REPORTS TO THE SUB-ADVISER. The Fund will provide the Sub-Adviser with such periodic reports concerning the status of the Portfolio Account as the Sub-Adviser may reasonably request.

10. FEES FOR SERVICES. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the provisions of the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the
        Sub-Adviser, and the Sub-Adviser agrees to seek payment of the Sub-Adviser's fees solely from the Adviser.

11. OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER. The Fund acknowledges that the Sub-Adviser or one or more of its affiliated persons may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliated persons or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of Section 7(b) hereof, the Fund agrees that the Sub-Adviser or its affiliated persons may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Account, provided that the Sub-Adviser acts in good faith, and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objective and policies of the Portfolio and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Account may have an interest from time to time, whether in transactions which involve the Portfolio Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Portfolio Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Account or otherwise.

12. CERTIFICATE OF AUTHORITY. The Fund, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Boards of Trustees/Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Fund, a Portfolio Account, the Adviser and/or the Sub-Adviser.

13. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund or the Adviser, provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser's willful misfeasance, bad faith, gross negligence or a reckless disregard of duty. Nothing in this Section 13 shall be construed in a manner inconsistent with Section 17(i) of the 1940 Act.

14. CONFIDENTIALITY. Subject to the duty of the Sub-Adviser, the Adviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material nonpublic information pertaining to the Portfolio Account and the actions of the Sub-Adviser, the Adviser and the Fund in respect thereof.

15. ASSIGNMENT. No assignment of this Agreement shall be made by the Sub-Adviser, and this Agreement shall terminate automatically in the event of such assignment. The Sub-Adviser shall notify the Fund and the

        Adviser in writing sufficiently in advance of any proposed change of control within the meaning of the 1940 Act to enable the Fund and the Adviser to take the steps necessary to enter into a new contract with the Sub-Adviser.

16. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE FUND. The Fund represents, warrants and agrees that:

        (a) The Sub-Adviser has been duly appointed by the Board of Trustees of the Fund to provide investment services to the Portfolio Account as contemplated hereby.

        (b) The Fund will deliver to the Sub-Adviser a true and complete copy of its then current Prospectus and Statement of Additional Information as effective from time to time and such other documents or instruments governing the investment of the Portfolio Account and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

        (c) The Fund is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Fund by applicable law and regulations.

17. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ADVISER. The Adviser represents, warrants and agrees that:

        (a) The Adviser has been duly authorized by the Board of Trustees of the Fund to delegate to the Sub-Adviser the provision of investment services to the Portfolio Account as contemplated hereby.

        (b) The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

18. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

        (a) The Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act") or is a "bank" as defined in Section 202(a)(2) of the Advisers Act.

        (b) The Sub-Adviser will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the 1940 Act, the records identified in Schedule B. The Sub-Adviser agrees that such records (unless otherwise indicated on Schedule
               B) are the property of the Fund, and will be surrendered to the Fund promptly upon request. The Sub-Adviser agrees to keep confidential all records of the Fund and information relating to the Fund, unless the release of such records or information is otherwise consented to in writing by the Fund or the Adviser. The Fund and the Adviser agree that such consent shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings or when required to divulge such information or records to duly constituted authorities.

        (c) The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Portfolio Account as the Adviser or the Fund may from time to time require to ensure compliance with the 1940 Act, the Internal Revenue Code, applicable state securities laws and applicable statutes and regulations of foreign jurisdictions.

        (d) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and
               Section 204A of the Advisers Act and has provided the Fund with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, the president or a vice president or general partner of the Sub-Adviser shall certify to the Fund that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund, the Sub-Adviser shall permit the Fund, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1).

        (e) The Sub-Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Fund and the Adviser.

        (f) The Sub-Adviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the
               Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio.

19. AMENDMENT. This Agreement may be amended at any time, but only by written agreement among the Sub-Adviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and, to the extent required by the 1940 Act, the shareholders of the Portfolio in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

20. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of time of two years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Directors who are not interested persons of the Fund, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Directors or of a majority of the outstanding voting securities of the Portfolio. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

21.     TERMINATION.

        (a) This Agreement may be terminated by the Fund (by a vote of the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Portfolio), without the payment of any penalty, immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified or otherwise by the Fund, upon sixty (60) days' written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.

        (b) This Agreement may also be terminated by the Adviser or the Sub-Adviser, without the payment of any penalty immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach or otherwise by the Adviser or the Sub-Adviser upon sixty (60) days' written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.

22. SHAREHOLDER LIABILITY. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Fund and agree that obligations assumed by the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and if the liability relates to one or more Portfolios, the obligations hereunder shall be limited to the respective assets of such Portfolio or Portfolios. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Portfolios of the Fund, nor from the Trustees or any individual Trustee of the Fund.

23. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person," "principal underwriter" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

24. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed, postage prepaid, to the other parties to this Agreement at their principal place of business.

25. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

26. GOVERNING LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

27. ENTIRE AGREEMENT. This Agreement and the Schedules attached hereto embodies the entire agreement and understanding between the parties.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.


                                THE RODNEY SQUARE STRATEGIC EQUITY
                                FUND
                                on behalf of
                                THE INTERNATIONAL EQUITY PORTFOLIO

                                By:_____________________________________________
                                       Robert J. Christian, President


                                SCUDDER KEMPER INVESTMENTS, INC.

                                By: ____________________________________________

                                Title: _________________________________________


                                WILMINGTON TRUST COMPANY

                                By:_____________________________________________
                                      Robert J. Christian, Senior Vice President



                   SCHEDULES:   A.     Operating Procedures
                                B.     Record Keeping Requirements
                                C.     Fee Schedule

                                   SCHEDULE A

                              OPERATING PROCEDURES

From time to time the Adviser shall issue written Operating Procedures which shall govern reporting of transactions and other matters so as to facilitate (i) the monitoring of the Fund's compliance with the restrictions and limitations applicable to the operations of a registered investment company and (ii) the preparation of reports to the Board of Trustees, regulatory authorities and shareholders.

                             SUBSTANTIVE LIMITATIONS

A. The Sub-Adviser will manage the Portfolio Account as if the Portfolio Account were a registered investment company subject to the investment objective, policies and limitations applicable to the Portfolio stated in the Fund's Prospectus and Statement of Additional Information, as from time to time in effect, included in the Fund's registration statement or a supplement thereto under the Securities Act of 1933 and the Investment Company Act of 1940 (the "1940 Act"), as each may be amended from time to time; provided, however, that if a more stringent restriction or limitation than any of the foregoing is stated in Section B of this Schedule, the more stringent restriction or limitation shall apply to the Portfolio Account.

B. The Sub-Adviser shall not, without the written approval of the Adviser, on behalf of the Portfolio Account:

        1. purchase securities of any issuer if such purchase would cause more than 3.33% of the voting securities of such issuer to be held in the Portfolio Account (1940 Act ss.5(b)(1); IRC* ss.851(b)(4)(a)(ii));

        2. purchase securities if such purchase would cause:

               a. more than 1% of the outstanding voting stock of any other investment company to be held in the Portfolio Account (1940 Act ss.12(d)(1)(A)(i)),

               b. securities issued by any other investment company having an aggregate value in excess of 5% of the value of the total assets in the Portfolio Account to be held in the Portfolio Account (1940 Act ss.12(d)(1)(A)(i)),

               c. securities issued by all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Portfolio Account to be held in the Portfolio Account (1940 Act ss.12(d)(1)(A)(iii)),


-------------------------------
* Internal Revenue Code

               d. more than 3.33% of the outstanding voting stock of any registered closed-end investment company to be held in the Portfolio Account, and by any other investment company having as its investment adviser any of the Sub-Advisers, the Adviser, or any other investment adviser to the Fund (1940 Act ss.12(d)(1)(C));

        3. purchase securities of any insurance company if such purchase would cause more than 3.33% of the outstanding voting securities of any insurance company to be held in the Portfolio Account (1940 Act ss.12(d)(2)); or

        4. purchase securities of or any interest in any person who is a broker, a dealer, is engaged in the business of underwriting, is an investment adviser to an investment company or is a registered investment adviser under the Investment Advisers Act of 1940, unless

               a. such purchase is of a security of any issuer that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities-related activities (1940 Act Rule 12d3-l(a)), or

               b. despite the fact that such purchase is of any security of any issuer that derived more than 15% of its gross revenues from securities-related activities:

                      (1) immediately after the purchase of any equity security, the Portfolio Account would not own more than 5% of outstanding securities of that class of the issuer's equity securities (1940 Act Rule 12d3-1(b)(1));

                      (2) immediately after the purchase of any debt security, the Portfolio Account would not own more than 10% of the outstanding principal amount of the issuer's debt securities (1940 Act Rule 12d3-1(b)(2)); and

                      (3) immediately after the purchase, not more than 5% of the value of the Portfolio Account's total assets would be invested in the issuer's securities (1940 Act Rule 12d3-1(b)(3)).

C. In the event that the number of Sub-Advisers shall vary from three (3), the percentage limitations of Subsections B1, B2a, B2d, B3, B4b(1) and B4b(4) of this Schedule shall be adjusted (i) in the case of an increase in the number of Sub-Advisers, proportionately downward and (ii) in the case of a decrease of the number of Sub-Advisers, proportionately upward.

        The Adviser shall notify the Sub-Adviser of an increase or decrease in the number of Sub-Advisers and the proportionate decrease or increase in the percentages specified in the subsections enumerated in the preceding sentence, but the Adviser's failure to do so shall not affect the operation of this Section C of this Schedule.

D. The Sub-Adviser will manage the Portfolio Account so that no more than 10% of the gross income of the Portfolio Account is derived from any source other than dividends, interest, payments with respect to securities loans (as defined in IRC ss.512(a)(5)), and gains from the sale or other disposition of stock or securities (as defined in the 1940 Act ss.2(a)(36)) or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities, or currencies (IRC ss.851(b)(2)).

                                   SCHEDULE B

                           RECORD KEEPING REQUIREMENTS

Records to be Maintained by the Sub-adviser:
-------------------------------------------

A. (Rule 31a-l(b)(5) and (6)). A record of each brokerage order, and all other portfolio purchases and sales, given by the Sub-Adviser on behalf of the Portfolio Account for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

        1.     the name of the broker;

        2. the terms and conditions of the order and of any modification or cancellation thereof;

        3.     the time of entry or cancellation;

        4.     the price at which executed;

        5.     the time of receipt of a report of execution; and

        6. the name of the person who placed the order on behalf of the Portfolio Account.

B. (Rule 31a-l(b)(9)). A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases (e.g., execution ability, execution and research) upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

        1.     shall include the consideration given to:

               a.     the sale of shares of the Fund by brokers or dealers;

               b. the supplying of services or benefits by brokers or dealers to:

                      (1)    the Fund,

                      (2)    the Adviser,

                      (3)    the Sub-Adviser, and

                      (4)    any person other than the foregoing; and

               c.     any  other   consideration   other   than  the   technical
                      qualifications of the brokers and dealers as such;

        2.     shall show the nature of the services or benefits made available;

        3. shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation; and

        4. shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

C. (Rule 31a-l(b)(10)). A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*

D. (Rule 31a-1(f)). Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Sub-Adviser's transactions with respect to the Portfolio Account.



---------------------
* Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation, i.e., buy, sell, hold) or any internal reports or portfolio adviser reviews.

                                   SCHEDULE C

                                  FEE SCHEDULE

        For the services to be provided to the Portfolio pursuant to the attached Sub-Advisory Agreement, the Adviser shall pay the Sub-Adviser a monthly fee in accordance with the following formula:

Monthly Fee = (.50% x net asset value of the Sub-Adviser's Portfolio Account on the last business day of the month) / 12

Such fee shall be payable in arrears within 15 business days following the end of each month.

                                                                       EXHIBIT B

                      OTHER FUNDS ADVISED BY SCUDDER KEMPER
                 WITH SIMILAR INVESTMENT OBJECTIVES AND POLICIES

                  Fund                                Fee Rate                       Assets(1)
                  ----                                --------                       ---------

Scudder International Fund                0.90% on first $500 million of       $    2,884,919,345
                                          avg. daily net assets; 0.85% on
                                          next $500 million; 0.80% on next
                                          $1 billion; 0.75% on next $1
                                          billion; 0.70% on assets over $3
                                          billion

Scudder International Growth and          1.00% of avg. daily net assets(2)    $       48,880,164
    Income Fund
Scudder Pathway Series:                              N/A                       $       11,728,045
    International Portfolio
Scudder Variable Life
    Investment Fund                       0.875% to $500 million               $      427,237,880
    International Portfolio               0.725% thereafter

AARP International Growth and             0.350% to $2 billion                 $       20,259,062
    Income Fund                           0.330% next $2 billion
                                          0.300% next $2 billion
                                          0.280% next $2 billion
                                          0.260% next $3 billion
                                          0.250% next $3 billion
                                          0.240% thereafter(2)
                                          INDIVIDUAL FUND FEE
                                          0.600% of net assets

Kemper International Growth and Income    1.00% of net assets                                 N/A
    Portfolio

Kemper International Portfolio            0.750% of net assets                 $      200,046,000

Kemper International Fund                 0.750% to $250 million               $      588,069,000
                                          0.720% next $750 million
                                          0.700% next $1.5 billion
                                          0.680% next $2.5 billion
                                          0.650% next $2.5 billion
                                          0.640% next $2.5 billion
                                          0.630% next $2.5 billion
                                          0.620% thereafter

                                      B-1


                  FUND                                FEE RATE                       ASSETS(1)
                  ----                                --------                       ---------

Kemper International Growth and           1.00% of net assets2                 $       1,556,0003
    Income Fund

-------------------------
1. The information provided is as of the end of each Fund's last fiscal year.

2. Subject to waivers and/or reimbursements or expense limitations.

3. The information is provided as of semi-annual period ended March 31, 1998.

                     THE RODNEY SQUARE STRATEGIC EQUITY FUND

                        PROXY FOR MEETING OF SHAREHOLDERS

                                December 21, 1998




        KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the International Equity Portfolio of The Rodney Square Strategic Equity Fund (the "Fund") hereby appoints Carl M. Rizzo and Joseph M. Fahey, Jr. or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on Monday, December 21, 1998 and at any adjournment thereof ("Meeting").


        THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this card. IF NO CHOICE IS INDICATED AS TO ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THESE MATTERS.


        Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

1.      To approve a new  sub-advisory  agreement for the  International  Equity
        Portfolio.

               FOR  /  /     AGAINST  /  /     ABSTAIN  /  /

2. To transact any other business as may properly come before the Meeting or any adjournment thereof.

                             Date _______________, 1998

                             --------------------------

                             --------------------------

                             Please sign exactly as your name or names appear hereon. If shares are held jointly, either holder may sign. Corporate proxies should be signed by an authorized officer.



PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE TO THE FUND.